UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2021

DAILY JOURNAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

south carolina
(State or Other Jurisdiction of Incorporation)

0-14665	95-4133299
(Commission File Number)	(IRS Employer Identification No.)

915 E. First Street Los Angeles, CA	90012
(Address of Principal Executive Offices)	(Zip Code)

(213) 229-5300
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DJCO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
On December 29, 2021, Gerald L. Salzman resigned from the Board of Directors (the “Board”) of Daily Journal Corporation (the “Company”). He remains the Company’s Chief Executive Officer, President, Chief Financial Officer and Treasurer.

Also on December 29, 2021, Peter D. Kaufman informed the Company that he will not stand for re-election at the Company’s 2022 Annual Meeting of Shareholders.

(d)
On December 29, 2021, Maryjoe Rodriguez was appointed to the Board to fill the vacancy created with Mr. Salzman’s resignation. Ms. Rodriguez is the Vice President and Chief Operating Officer of Journal Technologies, Inc., a subsidiary of the Company. She was paid a salary, bonus and incentive compensation amount totaling $465,000 in fiscal 2021. She also received an incentive compensation grant of units entitling her to receive .83% of the Company’s earnings for the current and the next nine years under the Management Incentive Plan in fiscal 2021, bringing her aggregate grant to 2.21% of the Company’s income before taxes and certain other items on a consolidated basis. Ms. Rodriguez will not receive any additional compensation for serving on the Board, and she is not expected to join any Board committees.

For more information on the slate of director candidates for the 2022 Annual Meeting of Shareholders and the Company’s efforts to comply with California law regarding the demographic composition of the Board, please see the “Election of Directors” and “Corporate Governance” sections on pages 3 through 6 of the Company’ definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on December 29, 2021.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	/s/ Gerald L. Salzman
Gerald L. Salzman
Chief Executive Officer
President
Chief Financial Officer
Treasurer

Dated: December 29, 2021